                          MFS GROWTH OPPORTUNITIES FUND
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000


                                                              February 26, 1996

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  MFS GROWTH OPPORTUNITIES FUND (FILE NO. 811-2032
          ------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company
Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated December 31, 1995 of MFS Growth Opportunities Fund.

                                                  Very truly yours,

                                                  LORRAINE K. GRIP

                                                  Lorraine K. Grip
                                                  Editorial Project Manager

/lkg

[MFS LOGO]                                                    ANNUAL REPORT FOR
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1995


MFS [Registration Mark] GROWTH OPPORTUNITIES FUND


Front Cover
A photo of computer disks.

MFS [Registration Mark] GROWTH OPPORTUNITIES FUND


TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Paul M. Mcmahon*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll-free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

--------------------------------------------------------------------------------
                                TOP-RATED SERVICE

[DALBAR LOGO]

     For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score - on a scale of 1 to 4 - in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

During the fiscal year ended December 31, 1995, the total return for Class A shares of the Fund was +34.49%, while the total return for Class B shares was +33.20%. Both of these figures assume the reinvestment of distributions but exclude the effects of any sales charges. The Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, had a return of +37.53% over the same period. A discussion of some of the factors which impacted the Fund's performance relative to the S&P 500 is included in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate but sustainable growth was the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although this rate of growth was impressive, it is not expected to continue into 1996. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up dema nd for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market

After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and their growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy

The Fund's performance benefited from a significant weighting in the technology sector, which had strong performance from stocks related to the personal computer business such as Intel and Microsoft. Stocks of lodging companies such as HFS, Inc., a franchiser in the lodging and real estate brokerage business, also staged a strong rally during the year. Health care holdings such as United Healthcare helped performance in the second half as investors' confidence in the earnings outlooks for these companies improved. The Fund's performance was negatively impacted by underweightings in consumer staples such as food and household products and in financial services. These sectors outperformed the S&P 500 during the second half of the year as investors became more concerned about a moderation in economic growth.

     The Fund continues to seek companies possessing five key factors: earnings momentum, reasonable valuations, good management, a strong balance sheet, and positive secular trends. Given that current price/earnings multiples appear to be reasonable, the focus now is on companies with earnings momentum favorable to achieving further stock price appreciation.

     Our largest concentration remains in the technology area, which is seeing strong spending by corporations focusing on ways to increase productivity. Other large weightings are in entertainment and medical services, as well as a number of agricultural-equipment holdings that we believe will benefit from a continuing strong farm economy over the coming year. The Fund's foreign weighting remains low, but it is likely to increase as growth accelerates overseas during the coming year.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[Signature]                                   [Signature]

A. Keith Brodkin                              Paul M. McMahon
Chairman and President                        Portfolio Manager

January 12, 1996

PORTFOLIO MANAGER PROFILE

Paul McMahon joined the MFS Research Department in 1981 as an industry specialist. A graduate of Holy Cross College and the Amos Tuck School of Business Administration of Dartmouth College, he was named Investment Officer in 1983; Assistant Vice President - Investments in 1984; Vice President - Investments in 1986; and Senior Vice President and Portfolio Manager of MFS Growth Opportunities Fund.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek growth of capital. Dividend income, if any, is incidental to the Fund's objective. Generally, emphasis is placed upon companies believed to possess above-average growth opportunities. The Fund invests primarily in common stocks, but may seek appreciation in other types of securities, including fixed-income securities, convertible bonds, convertible preferred stocks and warrants.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 12.37%.

PERFORMANCE

The information below and on the following page illustrates the historical performance of MFSGrowth Opportunities Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class B shares were offered. Information on Class B share performance appears on the next page.

In the table on the following page, we have included the average annual total returns of all growth funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended December 31, 1995)


[Line graph representing the growth of a $10,000 investment for the 5-year period ended December 31, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 to $30,000 in $5,000 segments. The years are marked from 1991 to 1995. There are three lines drawn to scale. One is a solid line representing Growth Opportunities Fund (Class A), a second line of short dashes represents the S&P 500, and the third line of long dashes represents the Consumer Price Index.]

       Growth Opportunities (Class A)                    $18,607
       S&P 500                                           $21,519
       Consumer Price Index                              $11,472


The performance of other classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended December 31, 1995)


[Line graph representing the growth of a $10,000 investment for the 10-year period ended December 31, 1995. The graph is scaled from $10,000 to $50,000 in $10,000 segments. The years are marked from 1986 to 1995. There are three lines drawn to scale. One is a solid line representing Growth Opportunities Fund (Class A), a second line of short dashes represents the S&P 500, and a third line of long dashes represents the Consumer Price Index.]

       Growth Opportunities (Class A)                    $27,403
       S&P 500                                           $39,955
       Consumer Price Index                              $14,045


AVERAGE ANNUAL TOTAL RETURNS

                                          1 Year    3 Years   5 Years   10 Years
================================================================================
MFS Growth Opportunities Fund (Class A)
  including 5.75% sales charge            +26.76%   +12.18%   +13.23%   +10.61%
--------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class A)
  at net asset value                      +34.49%   +14.41%   +14.58%   +11.26%
--------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class B)
  with CDSC+                              +29.20%      --        --     +11.04%*
--------------------------------------------------------------------------------
MFS Growth Opportunities Fund (Class B)
  without CDSC                            +33.20%      --        --     +12.10%*
--------------------------------------------------------------------------------
Average growth fund**                     +30.79%   +12.45%   +16.01%   +12.95%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**   +37.53%   +15.32%   +16.56%   +14.86%
--------------------------------------------------------------------------------
Consumer Price Index[ss]**                + 2.54%   + 2.65%   + 2.79%   + 3.46%
--------------------------------------------------------------------------------

   + These returns reflect the current Class B contingent deferred sales charge
     (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
   * For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1995.
[ss] The Consumer Price Index is a popular measure of change in prices.
  ** Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Common Stocks - 98.7%
================================================================================
Issuer                                                 Shares          Value
--------------------------------------------------------------------------------
  U.S. Common Stocks - 93.9%
    Aerospace - 3.2%
    General Dynamic Corp.                                 58,000   $  3,429,250
    Lockheed Martin Corp.                                103,500      8,176,500
    McDonnell Douglas Corp.                              129,800     11,941,600
                                                                   ------------
                                                                   $ 23,547,350
--------------------------------------------------------------------------------
  Agricultural Products - 4.1%
    AGCO Corp.                                           254,600   $ 12,984,600
    Case Corp.                                            49,500      6,839,625
    Deere & Co., Inc.                                    286,200     10,088,550
                                                                   ------------
                                                                   $ 29,912,775
--------------------------------------------------------------------------------
  Airlines - 1.6%
    Southwest Airlines Co.                               498,600   $ 11,592,450
--------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Nike, Inc., B                                        104,000   $  7,241,000
--------------------------------------------------------------------------------
  Automotive - 3.4%
    APS Holding Corp.,"A"*                               251,600   $  5,661,000
    General Motors Corp.                                 169,500      8,962,312
    Harley-Davidson, Inc.                                256,300      7,368,625
    Varity Corp.*                                         83,300      3,092,512
                                                                   ------------
                                                                   $ 25,084,449
--------------------------------------------------------------------------------
  Broadcasting - 0.6%
    Infinity Broadcasting Corp.,"A"*                     125,000   $  4,656,250
--------------------------------------------------------------------------------
  Business Services - 3.9%
    ADT Ltd.*                                            472,700   $  7,090,500
    ALCO Standard Corp.                                  182,200      8,312,875
    Ceridian Corp.*                                      225,100      9,285,375
    Corestaff, Inc.*                                      10,700        390,550
    Policy Management Systems Corp.*                      64,900      3,090,862
                                                                   ------------
                                                                   $ 28,170,162
--------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    AirTouch Communications, Inc.*                       108,500   $  3,065,125
--------------------------------------------------------------------------------
 Chemicals - 0.7%
    Geon Co.                                             220,700   $  5,379,562
--------------------------------------------------------------------------------
 Computer Software - Personal Computers - 5.0%
    Acclaim Entertainment, Inc.*                          52,900   $    654,637
    Arbor Software Corp.*                                  2,200        103,950
    Autodesk, Inc.                                       166,700      5,709,475
    Electronic Arts, Inc.*                               420,900     10,996,012
    Microsoft Corp.*                                     198,500     17,418,375
    Spectrum Holobyte Industries*                        178,700      1,161,550
                                                                   ------------
                                                                   $ 36,043,999
--------------------------------------------------------------------------------
6

================================================================================
Issuer                                                 Shares          Value
--------------------------------------------------------------------------------
U.S. Common Stocks - continued
  Computer Software - Systems - 12.5%
    Adobe Systems, Inc.                                  178,900   $ 11,091,800
    BMC Software, Inc.*                                  342,500     14,641,875
    Cadence Design Systems, Inc.*                        340,650     14,307,300
    Compaq Computer Corp.*                                16,500        792,000
    Computer Associates International, Inc.              197,400     11,227,125
    DST Systems, Inc.*                                   120,400      3,431,400
    General Motors Corp.,"E"                             101,800      5,293,600
    Micros System, Inc.*                                 143,600      7,072,300
    Oracle Systems Corp.*                                252,100     10,682,737
    Sybase, Inc.*                                        340,700     12,265,200
    System Software Associates, Inc.                      23,100        502,425
                                                                   ------------
                                                                   $ 91,307,762
--------------------------------------------------------------------------------
  Consumer Goods and Services - 7.3%
    Kimberly-Clark Corp.                                  91,200   $  7,546,800
    Philip Morris Cos., Inc.                             225,400     20,398,700
    Service Corp. International                           40,800      1,795,200
    Tyco International Ltd.                              653,700     23,288,063
                                                                   ------------
                                                                   $ 53,028,763
--------------------------------------------------------------------------------
  Defense Electronics - 1.2%
    Loral Corp.                                          237,100   $  8,387,413
--------------------------------------------------------------------------------
  Electronics - 5.4%
    Altera Corp*                                          18,000   $    895,500
    Analog Devices, Inc.*                                108,100      3,824,038
    ESS Technology, Inc.*                                 25,600        588,800
    Intel Corp.                                          299,500     16,996,625
    LSI Logic Corp.*                                     323,800     10,604,450
    National Semiconductor Corp.*                        107,800      2,398,550
    Xilinx, Inc.*                                        128,500      3,919,250
                                                                   ------------
                                                                   $ 39,227,213
--------------------------------------------------------------------------------
  Entertainment - 3.9%
    Argosy Gaming Corp *                                  75,800   $    577,975
    Harrahs Entertainment, Inc.*                         751,800     18,231,150
    Mirage Resorts, Inc.*                                186,700      6,441,150
    National Gaming Corp.*                                18,800        223,250
    Sky City Ltd.*                                       135,000      2,798,064
                                                                   ------------
                                                                   $ 28,271,589
--------------------------------------------------------------------------------
  Financial Institutions - 4.1%
    Federal Home Loan Mortgage Corp.                     151,000   $ 12,608,500
    Financial Federal Corp.*                              95,500      2,136,813
    Finova Group, Inc.                                   102,700      4,955,275
    Schwab (Charles) Corp.                               511,600     10,295,950
                                                                   ------------
                                                                    $ 29,996,538
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    General Mills, Inc.                                  126,100   $  7,282,275
    Universal Foods Corp.                                198,800      7,976,850
                                                                   ------------
                                                                   $ 15,259,125
--------------------------------------------------------------------------------

================================================================================
Issuer                                                 Shares          Value
--------------------------------------------------------------------------------
U.S. Common Stocks - continued
  Insurance - 1.3%
    Amerin Corp.*                                        115,200   $  3,081,600
    Lasalle Re Holdings Ltd.*                             59,000      1,349,625
    Prudential Reinsurance Holdings, Inc.                209,900      4,906,413
                                                                   ------------
                                                                   $  9,337,638
--------------------------------------------------------------------------------
  Machinery - 0.2%
    IDEX Corp.                                            34,500   $  1,405,875
--------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Johnson & Johnson                                    109,900   $  9,410,188
    Sofamor Danek Group, Inc.*                            66,900      1,898,288
                                                                   ------------
                                                                   $ 11,308,476
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.8%
    Community Health Systems*                             47,500   $  1,692,187
    Foundation Health Corp.*                             146,000      6,278,000
    Genesis Health Ventures, Inc.*                       106,300      3,879,950
    Health Care & Retirement Corp.*                      120,300      4,210,500
    Living Centers of America*                           103,000      3,605,000
    Manor Care, Inc.                                     210,000      7,350,000
    Schein (Henry), Inc.*                                  6,200        182,900
    United Healthcare Corp.                              343,300     22,486,150
                                                                   ------------
                                                                   $ 49,684,687
--------------------------------------------------------------------------------
  Metals and Minerals - 3.4%
    Allegheny Ludlum Corp.                               192,300   $  3,557,550
    J & L Specialty Steel, Inc.                          155,600      2,917,500
    Minerals Technologies, Inc.                           78,400      2,861,600
    Nucor Corp.                                          178,700     10,208,238
    Phelps Dodge Corp.                                    85,500      5,322,375
                                                                   ------------
                                                                   $ 24,867,263
--------------------------------------------------------------------------------
  Oils - 1.6%
    Enron Oil & Gas Co.                                   89,000   $  2,136,000
    Mobil Corp.                                           78,500      8,792,000
    Union Pacific Resources, Inc.                         32,300        819,613
                                                                   ------------
                                                                    $ 11,747,613
--------------------------------------------------------------------------------
  Photographic Products - 1.0%
    Eastman Kodak Co.                                    110,200   $  7,383,400
--------------------------------------------------------------------------------
  Railroad - 1.3%
    Wisconsin Central Transportation Corp.*              138,900   $  9,132,675
--------------------------------------------------------------------------------
  Restaurants and Lodging - 4.6%
    Felcor Suite Hotels, Inc.                             66,500   $  1,845,375
    HFS, Inc.*                                           182,600     14,927,550
    Promus Hotel Corp.*                                  553,650     12,318,713
    Renaissance Hotel Group N.V                          170,800      4,355,400
                                                                   ------------
                                                                   $ 33,447,038
--------------------------------------------------------------------------------

================================================================================
Issuer                                                 Shares          Value
--------------------------------------------------------------------------------
U.S. Common Stocks - continued
  Stores - 5.7%
    Circuit City Stores, Inc.                            203,000   $  5,607,875
    Corporate Express, Inc.*                              80,900      2,437,113
    Duty Free International, Inc.                         43,700        699,200
    Federated Department Store, Inc.*                    366,900     10,089,750
    Intelligent Electronics, Inc.                        403,800      2,422,800
    Micro Warehouse, Inc.*                                86,300      3,732,475
    Office Depot, Inc.*                                  516,000     10,191,000
    Officemax, Inc.*                                     282,300      6,316,463
                                                                   ------------
                                                                   $ 41,496,676
--------------------------------------------------------------------------------
  Telecommunications - 5.8%
    3Com Corp.*                                          197,678   $  9,216,737
    Cabletron Systems, Inc.*                             113,800      9,217,800
    Novell, Inc.*                                        413,000      5,885,250
    Tel-Save Holdings, Inc.*                              99,100      1,375,013
    Tellabs, Inc.*                                       181,700      6,722,900
    U.S. Robotics Corp.*                                  46,700      4,097,925
    Worldcom, Inc.*                                      163,300      5,756,325
                                                                   ------------
                                                                   $ 42,271,950
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    MCI Communications Corp.                              46,700   $  1,220,038
--------------------------------------------------------------------------------
Total U.S. Common Stocks                                           $683,474,854
--------------------------------------------------------------------------------
Foreign Stocks - 4.8%
  Canada - 0.3%
    Canadian National Railway Co. (Railroad)*             13,800   $    207,000
    Potash Corp. of Saskatchewan, Inc.
      (Precious Metals and Minerals)                      24,800      1,757,700
                                                                   ------------
                                                                   $  1,964,700
--------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Peregrine Investment Holdings (Finance)            2,620,000   $  3,388,516
--------------------------------------------------------------------------------
  Italy - 1.4%
    Telecom Italia Mobile (Telecommunications)         1,855,800   $  3,268,405
    Telecom Italia Mobile, Saving Shares
      (Telecommunications)                             6,333,000      6,664,216
                                                                   ------------
                                                                   $  9,932,621
--------------------------------------------------------------------------------
  Sweden - 1.4%
    ASTRA AB, "B" (Medical and Health Products)          244,600   $  9,681,807
    TV 4 AB (Broadcasting)                                48,400        837,697
                                                                   ------------
                                                                   $ 10,519,504
--------------------------------------------------------------------------------
  United Kingdom - 1.2%
    PowerGen PLC, ADR (Utilities - Electric)           1,095,800   $  3,759,718
    Reuters Holdings PLC, ADR
      (Printing and Publishing)                           97,700      5,385,712
                                                                   ------------
                                                                   $  9,145,430
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 34,950,771
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $566,015,389)                $718,425,625
--------------------------------------------------------------------------------

Convertible Bonds - 0.1%
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)       Value
--------------------------------------------------------------------------------
    Spectrum Holobyte, Inc., 6.5s, 2002##              $     870   $    635,100
      (Identified Cost, $870,000)
--------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
================================================================================
    Federal Home Loan Mortgage, due 1/05/96            $   7,870   $  7,864,972
    Federal Home Loan Mortgage, due 1/11/96                2,600      2,596,064
    Ford Motor Credit Corp., due 1/02/96                   2,055      2,054,658
    Transamerica Corp., due 1/02/96                            5          4,999
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 12,520,693
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $579,406,082)                  $731,581,418

Other Assets, Less Liabilities - (0.5)%                              (3,440,811)
================================================================================
Net Assets - 100.0%                                                $728,140,607
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC-Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
December 31, 1995
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $ 579,406,082)           $731,581,418
  Cash                                                                    3,079
  Net receivable for forward foreign currency
    exchange contracts sold                                              54,033
  Receivable for Fund shares sold                                     3,179,742
  Receivable for investments sold                                     1,738,262
  Dividends and interest receivable                                     585,187
  Other assets                                                            8,163
                                                                   ------------
     Total assets                                                  $737,149,884
                                                                   ------------

 Liabilities:
  Distributions payable                                            $  3,665,913
  Payable for Fund shares reacquired                                    920,760
  Payable for investments purchased                                   3,868,528
  Payable to affiliates -
    Management fee                                                       22,302
    Shareholder servicing agent fee                                       7,476
    Distribution fee                                                    251,883
  Accrued expenses and other liabilities                                272,415
                                                                   ------------
     Total liabilities                                             $  9,009,277
                                                                   ------------
Net assets                                                         $728,140,607
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $576,139,588
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 152,229,784
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions              (173,143)
  Distributions in excess of net investment income                      (55,622)
                                                                   ------------
     Total                                                         $728,140,607
                                                                   ============
Shares of beneficial interest outstanding                           60,983,939
                                                                   ============
Class A shares:

  Net asset value and redemption price per share
    (net assets of $721,467,110 / 60,418,127 shares of
    beneficial interest outstanding)                                  $11.94
                                                                      ======
  Offering price per share (100/94.25)                                $12.67
                                                                      ======
Class B shares:
  Net asset value, and offering price per share
    (net assets of $6,673,497 / 565,812 shares of
    beneficial interest outstanding)                                  $11.79
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended December 31, 1995
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividend                                                       $  6,557,079
    Interest                                                            603,745
    Foreign taxes withheld                                              (13,547)
                                                                   ------------
        Total investment income                                    $  7,147,277
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,892,782
    Trustees' compensation                                               54,184
    Shareholder servicing agent fee (Class A)                           951,427
    Shareholder servicing agent fee (Class B)                            12,189
    Distribution and service fee (Class A)                            1,684,980
    Distribution and service fee (Class B)                               55,403
    Custodian fee                                                       297,829
    Postage                                                             105,334
    Printing                                                             89,253
    Auditing fees                                                        43,150
    Legal fees                                                            7,982
    Miscellaneous                                                       340,920
                                                                   ------------
        Total expenses                                             $  6,535,433
    Fees paid indirectly                                                (83,252)
    Reduction of expenses by distributor                               (665,719)
                                                                   ------------
       Net expenses                                                $  5,786,462
                                                                   ------------
          Net investment income                                    $  1,360,815
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                      $ 94,960,904
      Foreign currency transactions                                  (1,207,070)
                                                                   ------------
         Net realized gain on investments                          $ 93,753,834
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $101,758,940
      Translation of assets and liabilities in
        foreign currencies                                           (1,181,943)
                                                                   ------------
         Net unrealized gain on investments                        $100,603,997
                                                                   ------------
            Net realized and unrealized gain
               on investments and foreign currency                 $194,357,831
                                                                   ------------
                 Increase in net assets from operations            $195,718,646
                                                                   ============

See notes to financial statements


Statement of Changes in Net Assets
=============================================================================================
Year Ended December 31,                                                  1995           1994
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:

From operations -
    Net investment income                                         $  1,360,815   $  1,335,181
    Net realized gain on investments and
      foreign currency transactions                                 93,753,834     42,060,255
    Net unrealized gain (loss) on investments and
      foreign currency translation                                 100,603,997    (70,715,857)
                                                                  ------------   ------------
        Increase (decrease) in net assets from operations         $195,718,646   $(27,320,421)
                                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $       --     $   (724,008)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (90,832,129)   (44,286,419)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   (804,857)          --
  In excess of net investment income (Class A)                            --         (985,537)
  In excess of net realized gain on investment and
    foreign currency transactions                                         --       (2,720,891)
                                                                  ------------   ------------
        Total distributions declared to shareholders              $(91,636,986)  $(48,716,855)
                                                                  ------------   ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                $103,860,834   $ 30,868,624
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                87,980,013     46,865,238
  Cost of shares reacquired                                       (160,208,262)  (119,914,672)
                                                                  ------------   ------------
    Increase (decrease) in net assets from
      Fund share transactions                                     $ 31,632,585   $(42,180,810)
                                                                  ------------   ------------
        Total increase (decrease) in net assets                   $135,714,245   $(118,218,086)

Net assets:
  At beginning of period                                           592,426,362    710,644,448
                                                                  ------------   ------------
   At end of period (including accumulated distributions
     in excess of net investment income of $55,622 and
     $985,537, respectively)                                      $728,140,607   $592,426,362
                                                                  ------------   ------------

See notes to financial statements


Financial Highlights
====================================================================================================================================
Year Ended December 31,                                        1995            1994            1993            1992            1991
------------------------------------------------------------------------------------------------------------------------------------
                                                               Class A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
    Net asset value - beginning of period                  $  10.17        $  11.56        $  11.17        $  10.75        $   9.97
                                                           --------        --------        --------        --------        --------
Income from investment operations# -
  Net investment income [ss]                               $   0.03        $   0.02        $   0.07        $   0.15        $   0.24
  Net realized and unrealized gain (loss) on
    investments and foreign
    currency transactions                                      3.46           (0.50)           1.73            0.67            1.94
                                                           --------        --------        --------        --------        --------
        Total from investment operations                   $   3.49        $  (0.48)       $   1.80        $   0.82        $   2.18
                                                           --------        --------        --------        --------        --------

  Less distributions declared to shareholders -
    From net investment income                             $   --          $  (0.01)       $  (0.07)       $  (0.14)       $  (0.18)
    In excess of net investment income                         --             (0.02)          (0.02)           --              --
    From net realized loss on investments
      and foreign currency transactions                       (1.72)          (0.83)          (1.32)          (0.26)          (1.22)
    In excess of net realized loss on
      investments and foreign currency
      transactions                                             --             (0.05)           --              --              --
                                                           --------        --------        --------        --------        --------
        Total distributions declared
            to shareholders                                $  (1.72)       $  (0.91)       $  (1.41)       $  (0.40)       $  (1.40)
                                                           --------        --------        --------        --------        --------
Net asset value - end of period                            $  11.94        $  10.17        $  11.56        $  11.17        $  10.75
                                                           --------        --------        --------        --------        --------
Total return++                                             34.49%          (4.15)%         16.19%          (8.06)%          9.29%

Ratios (to average net assets)/Supplemental data [ss]:
      Expenses##                                              0.87%           0.86%           0.84%           0.89%           0.88%
      Net investment income                                   0.21%           0.21%           0.60%           1.40%           2.14%
Portfolio turnover                                             100%             78%             79%            102%            131%
Net assets at end of period (000 omitted)                  $721,467        $589,260        $709,839        $694,084        $739,791

     ++ Total returns for Class A shares do not include the sales charge (except for reinvested dividends prior to March 1,
        1991). If the charge had been included, the results would have been lower.
      # Per share data for the period subsequent to December 31, 1992 is based on average shares outstanding.
     ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   [ss] The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
          Net investment income                            $   0.02        $   0.01        $   0.07            --              --
          Ratios (to average net assets):
            Expenses                                          0.97%           0.96%           0.87%            --              --
            Net investment income                             0.11%           0.11%           0.56%            --              --


See notes to financial statements

Financial Highlights - continued
====================================================================================================================================
                                                                                                                         Year Ended
                                                               Year ended December 31,                                    March 31,
                                                               ------------------------------------------------------
                                                               1990            1989            1988            1987*           1987
------------------------------------------------------------------------------------------------------------------------------------
                                                               Class A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                      $  10.93        $  10.96        $  10.81        $  13.41        $  13.51
                                                           --------        --------        --------        --------        --------
Income from investment operations -
  Net investment income                                    $   0.30        $   0.36        $   0.22        $   0.11        $   0.17
  Net realized and unrealized gain on
    investments and foreign
    currency transactions                                     (0.77)           2.74            0.76           (2.13)           1.20
                                                           --------        --------        --------        --------        --------
              Total from investment operation              $  (0.47)       $   3.10        $   0.98        $  (2.02)       $   1.37
                                                           --------        --------        --------        --------        --------
  Less distributions declared to shareholders -
    From net investment income                             $  (0.33)       $  (0.36)       $  (0.19)       $  (0.11)       $  (0.17)
    From net realized loss on investments
        and foreign currency transactions                     (0.16)          (2.77)          (0.64)          (0.47)          (1.30)
                                                           --------        --------        --------        --------        --------
              Total distributions declared
                  to shareholders                          $  (0.49)       $  (3.13)       $  (0.83)       $  (0.58)       $  (1.47)
                                                           --------        --------        --------        --------        --------
Net asset value - end of period                            $   9.97        $  10.93        $  10.96        $  10.81        $  13.41
                                                           --------        --------        --------        --------        --------
Total return ++                                             (4.57)%          28.23%           8.90%        (20.45)%          11.57%
Ratios (to average net assets)/Supplemental data:
      Expenses                                                0.80%           0.77%           0.86%           0.72%           0.71%
      Net investment income                                   2.91%           2.79%           1.90%           1.08%           1.28%
Portfolio turnover                                              89%             83%             68%             40%            109%
Net assets at end of period (000 omitted)                  $687,847        $805,702        $767,924        $834,359      $1,090,764

    * For the nine months ended December 31, 1987.
    + Annualized.
   ++ Total returns for Class A shares do not include the sales charge (except for reinvested dividends prior to March 1, 1991).
      If the charge had been included, the results would have been lower.
++ ++ Includes a per share distributions from paid-in capital of $0.0006.

See notes to financial statements

Financial Highlights - continued
====================================================================================================================================
                                                                    Year Ended March 31,          Year Ended December 31,
                                                                    --------------------   ----------------------------------------
                                                                              1986             1995            1994           1993**
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A                               Class B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                      $  10.77        $  10.08        $  11.53        $  12.52
                                                                           --------        --------        --------        --------
Income from investment operations# -
  Net investment income (loss)                                             $   0.22        $  (0.09)       $  (0.08)       $   --
  Net realized and unrealized gain (loss) on
    investments and foreign
    currency transactions                                                      3.63            3.42           (0.49)           0.36
                                                                           --------        --------        --------        --------
         Total from investment operations                                  $   3.85        $   3.33        $  (0.57)       $   0.36
                                                                           --------        --------        --------        --------
Less distributions declared to shareholders -
      From net investment income                                           $  (0.22)       $   --          $   --          $   --
      In excess of net investment income                                       --              --              --             (0.03)
      From net realized loss on investments
        and foreign currency transactions                                     (0.89)          (1.62)          (0.83)          (1.32)
      In excess of net realized gains on investments                           --              --             (0.05)           --
                                                                           --------        --------        --------        --------
         Total distributions declared to
           shareholders                                                    $  (1.11)       $  (1.62)       $  (0.88)       $  (1.35)
                                                                           --------        --------        --------        --------
Net asset value - end of period                                            $  13.51        $  11.79        $  10.08        $  11.53
                                                                           --------        --------        --------        --------
Total return                                                                 35.92%          33.20%          (4.96)%          9.29%
Ratios (to average net assets)/Supplemental data:
      Expenses##                                                              0.71%           1.81%           1.81%           1.33%
      Net investment income (loss)                                            1.85%          (0.75)%         (0.70)%          --
Portfolio turnover                                                             117%            100%             78%             79%
Net assets at end of period (000 omitted)                                  $989,980        $  6,673        $  3,166        $    805


** For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1993.
 + Annualized.
++ Total returns for Class A shares do not include the sales charge (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
 # Per share data for the period subsequent to December 31, 1992 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end managment investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country 's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1995, $430,900 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments, due to differences between book and tax accounting currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1995, accumulated realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.43% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,314 for the year ended December 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,989 for the year ended December 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a separate distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $528,444 for the year ended December 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended December 31, 1995 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,082 for Class B shares for the year ended December 31, 1995. Fees incurred under the distribution plans during the year ended December 31, 1995 were 1.0% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1995 were $2,157 and $7,176 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $662,086,779 and $699,765,620, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                                $ 579,406,082
                                                                  =============
    Gross unrealized appreciation                                 $ 171,335,786
    Gross unrealized depreciation                                   (19,160,450)
                                                                  -------------
        Net unrealized appreciation                               $ 152,175,336
                                                                  =============


(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                                    1995                           1994
                                   ----------------------------    -----------------------------

Year Ended December 31,                 Shares           Amount         Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                          7,715,800    $  96,726,782      2,325,560    $  26,182,936
Shares issued to shareholders in
  reinvestment of distributions      7,389,814       87,274,151      4,590,008       46,634,106
Shares reacquired                  (12,623,569)    (155,238,811)   (10,394,202)    (117,718,886)
                                   -----------     ------------    -----------     ------------
  Net increase (decrease)            2,482,045    $  28,762,122     (3,478,634)   $ (44,901,844)
                                   ===========    =============    ===========    =============


Class B Shares

                                   1995                            1994
                                   ----------------------------    -----------------------------
Year Ended December 31,                 Shares           Amount         Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                            604,258    $   7,134,052        419,077    $   4,685,688
Shares issued to shareholders in
  reinvestment of distributions         60,477          705,862         22,946          231,132
Shares reacquired                     (412,933)      (4,969,451)      (197,864)      (2,195,786)
                                   -----------     ------------    -----------     ------------
  Net increase                         251,802    $   2,870,463        244,159    $   2,721,034
                                   ===========    =============    ===========    =============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1995 was $8,850.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

        Settlement      Contracts to  Contracts    In Exchange   Net Unrealized
        Date            Deliver       at Value     for           Appreciation
================================================================================
Sales   2/2/96     SEK  59,091,600    $8,872,190   $8,962,223    $54,033
                                      ----------   ----------    -------

At December 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

SEK = Swedish Kronor

(8) Restricted Securities

The Fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, the Fund owned the following restricted security (constituting 0.1% of total assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. This security may be offered and sold to "qualified institutional buyers'' under Rule 144A of the 1933 Act.

                           Date of           Par
Description                Acquisition       Amount       Cost         Value
================================================================================
Spectrum Holobyte, Inc.,
  6.5s, 2002               9/27/95           $870,000     $870,000    $635,100
                                                          --------    --------

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Mfs Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the eleven-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 1, 1996

          ------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least
$50:

   o send a check with the lower portion of your account statement

   o contact your financial adviser to purchase shares on your behalf

   o wire additional investments through your bank; call us first for instructions.

MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.

--------------------------------------------------------------------------------
             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968
--------------------------------------------------------------------------------

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A FINANCIAL ADVISER CAN HELP YOU BE A BETTER INVESTOR

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

#    Day-to-day monitoring of your portfolio

#    Tax recordkeeping

#    In-depth information on fund managers, their track records and their tenure

#    Risk/reward analyses of current or potential holdings

#    Asset allocation advice

#    Construction of a detailed personal financial profile

#    Order and confirmation processing

#    Information on a fund group's range of shareholder services

#    Portfolio adjustments based on lifestyle changes

#    Assistance with business retirement planning

#    Evaluation of lump-sum distribution options

#    Recommendations on a selection of fund groups

# Specialized research and investment information not readily available to individuals

# In-depth knowledge of markets and products, kept current by ongoing tracking

#    Estate, tax, insurance, and business planning

# Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

The MFS Family of Funds, shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.[1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.[1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.[2]

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature[3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S.
    government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [Registration Mark]

AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark]/Foreign & Colonial Emerging Market Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark]/Foreign & Colonial International Growth and Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Asset Allocation Fund [Service Mark]
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

IT'S EASY TO CONTACT US

[GRAPHIC OMITTED]
          MFS AUTOMATED INFORMATION

          ACCOUNT INFORMATION:

          Call 1-800-MFS-TALK (1-800-637-8255)
          anytime.

          MARKET OUTLOOK:

          Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC OMITTED]
          MFS PERSONAL SERVICE

          ACCOUNT SERVICE:
          Call 1-800-225-2606 any business day
          from 8 a.m. to 8 p.m. Eastern time.

          PRODUCT INFORMATION:
          Call 1-800-637-2929 any business day
          from 9 a.m. to 5 p.m. Eastern time.

          IRA SERVICE:
          Call 1-800-637-1255 any business day
          from 8 a.m. to 6 p.m. Eastern time.

          SERVICE FOR THE HEARING-IMPAIRED:
          Call 1-800-637-6576 any business day
          from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC OMITTED]
          MFS MAILING ADDRESSES

          FOR PERSONAL ACCOUNTS:
          MFS Service Center, Inc.
          P.O. Box 2281
          Boston, MA 02107-9906

          FOR IRA ACCOUNTS:
          MFS Service Center, Inc.
          J.W. McCormack Station
          P.O. Box 4501
          Boston, MA 02101-9817
28

MFS [Registration Mark] Growth                                Bulk Rate
Opportunities Fund                                            U.S. Postage
                                                              PAID
500 Boylston Street                                           Permit #55638
Boston, MA 02116                                              Boston, MA


[MFS LOGO]

                                                          MGO-2 2/96/52M 16/216